UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2016

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 656-2500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
As previously reported on a Current Report on Form 8-K filed on June 2, 2016 by MACOM Technology Solutions Holdings, Inc. (“MACOM”), on May 26, 2016, MACOM Technology Solutions, Inc. (formerly known as M/A-COM Technology Solutions Inc.), a wholly-owned subsidiary of MACOM, and Calare Properties, Inc., a Delaware corporation (together with its affiliates, “Buyer”), entered into a Purchase and Sale Agreement and Escrow Instructions (as amended through the date hereof, the “Purchase Agreement”) for the sale and leaseback of certain parcels of property, including MACOM’s headquarters, located at 100 and 144 Chelmsford Street, Lowell, Massachusetts 01851 (the “Chelmsford Property"). The transactions contemplated by the Purchase Agreement closed on December 28, 2016 (the "Closing"), including the sale of the Chelmsford Property to Buyer for $4.25 million plus a tenant construction allowance of $4.0 million for future improvements. In connection with the Closing, on December 28, 2016, MACOM entered into certain lease agreements with Buyer including: (1) a 20-year leaseback to MACOM of the facility located at 100 Chelmsford Street (the "100 Chelmsford Lease") and (2) a 20-year build-to-suit lease arrangement for the construction and lease to MACOM of a new facility to be located at 144 Chelmsford Street (the “144 Chelmsford Lease,” together with the 100 Chelmsford Lease, the “Leases”). Pursuant to the 100 Chelmsford Lease, MACOM will pay annual base rent in the amount of $700,000, which will be increased annually by 1.75%, and pursuant to the 144 Chelmsford Lease, MACOM will pay annual base rent in the amount of $1,278,750, which will be increased annually by 1.50%. Pursuant to the 144 Chelmsford Lease, it is anticipated that Buyer will contribute approximately $16.5 million toward the cost of constructing the new 144 Chelmsford Street facility with MACOM contributing any construction costs over that, and that the $4.0 million tenant construction allowance noted above may be used as a source of MACOM’s related payment obligations in certain circumstances.
The foregoing descriptions of the 100 Chelmsford Lease and the 144 Chelmsford Lease do not purport to be complete and are qualified in their entirety by reference to the 100 Chelmsford Lease and the 144 Chelmsford Lease, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Because the transactions contemplated by the Purchase Agreement and the related Leases were negotiated and consummated at the same time and in contemplation of one another to achieve the same commercial objective, the transactions will be accounted for by MACOM as a single unit of accounting, which will result in the Purchase Agreement and the related Leases being accounted for as a failed sale-leaseback due to MACOM’s continuing involvement in the properties. As a result, the Leases will be accounted for under the financing method and MACOM will be the deemed accounting owner of all assets under the arrangement, including the assets to be constructed under the 144 Chelmsford Lease. MACOM will continue to recognize the existing building and improvements sold under the Purchase Agreement, capitalize the assets constructed under the 144 Chelmsford Lease, and depreciate the assets over the shorter of their estimated useful lives or the 20-year lease term. The sale proceeds from the Purchase Agreement and future construction costs funded by Buyer under the 144 Chelmsford Lease will be recognized as a financing obligation on MACOM’s balance sheet, which will be amortized over the 20-year lease term based on the minimum lease payments required under the Leases and MACOM’s incremental borrowing rate.
Forward-Looking Statements
DISCLOSURE NOTICE: This document contains forward-looking statements related to MACOM and the real estate transactions described herein that involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this document include, among other things, statements about the potential timing, costs or benefits associated with the proposed transactions. Risks and uncertainties include, among other things, risks related to the ability of Buyer to construct the new 144 Chelmsford Street facility on time, on budget or at all; the ability of MACOM to realize the anticipated benefits of the transactions, including the possibility that the expected benefits from the transactions will not be realized or will not be realized within the expected time period; disruption from these transactions making it more difficult to maintain or conduct MACOM's business; potentially negative effects of these transactions on the market price of MACOM’s common stock and on MACOM’s operating results; unknown liabilities; litigation and/or regulatory actions related to the transactions or construction of the new 144 Chelmsford Street facility; and other risks described in MACOM’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 filed with the U.S. Securities and Exchange Commission and available at www.sec.gov. The information contained in this document is as of its filing date, and MACOM assumes no obligation to update forward-looking statements contained in this document as the result of new information or future events or developments.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Lease Agreement for 100 Chelmsford Street by and between MACOM Technology Solutions Holdings, Inc., CPI 100 Chelmsford, LLC and CPI 144 Chelmsford, LLC, dated December 28, 2016.
10.2	Lease Agreement for 144 Chelmsford Street by and between MACOM Technology Solutions Holdings, Inc., CPI 100 Chelmsford, LLC and CPI 144 Chelmsford, LLC, dated December 28, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: January 4, 2017	By:	/s/ Robert J. McMullan
Robert J. McMullan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Lease Agreement for 100 Chelmsford Street by and between MACOM Technology Solutions Holdings, Inc., CPI 100 Chelmsford, LLC and CPI 144 Chelmsford, LLC, dated December 28, 2016.
10.2	Lease Agreement for 144 Chelmsford Street by and between MACOM Technology Solutions Holdings, Inc., CPI 100 Chelmsford, LLC and CPI 144 Chelmsford, LLC, dated December 28, 2016.